                                                                    EXHIBIT 10.1




                      SIXTH AMENDMENT AND WAIVER TO SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SIXTH AMENDMENT AND WAIVER (this "Amendment") to the Second Amended and Restated Credit Agreement referred to below is made as of January 6, 2000 by and among NEW AMERICAN HEALTHCARE CORPORATION, a Delaware corporation (the "Borrower"), TORONTO DOMINION (TEXAS), INC., as agent for the financial institutions party hereto (in such capacity, the "Agent"), THE TORONTO-DOMINION BANK, as Issuing Bank and THE FINANCIAL INSTITUTIONS PARTY HERETO (collectively, the "Banks"; individually, a "Bank").

                               W I T N E S S E T H

     WHEREAS, the Borrower, the Agent, the Issuing Bank and the Banks are party to that certain Second Amended and Restated Credit Agreement, dated as of May 14, 1999 (as amended, supplemented or otherwise modified from time to time, prior to the date hereof, the "Credit Agreement"); and

     WHEREAS, the Agent, the Issuing Bank and the Majority Banks have agreed to amend certain provisions, and to waive certain violations, of the Credit Agreement in the manner, and on the terms and conditions, set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Certain Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

     2. Amendment to Section 2.1. Section 2.1 of the Credit Agreement is hereby amended by inserting the following new sentence at the end of such Section:

          "Notwithstanding anything to the contrary, no Loan shall be made hereunder at any time without the prior written consent of each Bank other than Loans to fund Capital Expenditures in accordance with the Capital Expenditures Budget attached hereto as Schedule 8.11."

     3. Amendment to Section 8.11. Section 8.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "The Borrower and its Subsidiaries shall not during any fiscal year make Capital Expenditures other than in the amounts, at the times and for the purposes identified in the Capital Expenditures Budget attached hereto as Schedule 8.11."

     4. Amendment to Section 11.3. Section 11.3 of the Credit Agreement is hereby amended by deleting clause (e) thereof and inserting in lieu thereof a new clause to read as follows:

          "(e) amend (i) Section 2.1, (ii) this Section 11.3 or (iii) Schedule 8.11;"

     5. Amendment to Schedule 8.11. Schedule 8.11 to the Credit Agreement is hereby amended by deleting such Schedule in its entirety and inserting in lieu thereof a new Schedule in attached hereto as Schedule 8.11.

     6. Waiver. The Majority Banks hereby waive until January 15, 2000 any Event of Default which arises solely from (a) the failure of the Borrower to maintain a minimum Net Worth of at least $25,085,000 for the month ended October 31, 1999, as required by Section 7.18(a)(iii) of the Credit Agreement,
(b) the failure of the Borrower to have EBITDAR of at least $990,000 for the month ended October 31, 1999 and $1,008,000 for the month ended November 30, 1999, in each case, as required by Section 7.18(a)(iv) of the Credit Agreement, and (c) the failure of the Borrower to maintain Accounts Payable and Accrued Expenses Days Outstanding of not more than 45 for the month ended October 31, 1999, as required by Section 7.18(a)(vi) of the Credit Agreement.

     7. Ratification of Credit Agreement. The Credit Agreement and the other Loan Documents shall continue to be in full force and effect in accordance with their respective terms and, except as expressly provided herein, shall be unmodified. In addition, except as expressly provided herein, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document by the Agent or the Banks with respect to any right or remedy which the Agent or the Banks may now or in the future have under the Loan Documents, at law or in equity or otherwise or be deemed to prejudice any rights or remedies which the Agent or the Banks may now have or may have in the future under or in connection with any Loan Document or under or in connection with any Incipient Default or Event of Default which may now exist or which may occur after the date hereof. Except as expressly provided herein, the Credit Agreement and all other Loan Documents are hereby in all respects ratified and confirmed.

     8. Representations and Warranties. The Borrower hereby represents and warrants to the Banks that it is not aware of any Incipient Default or Event of Default except for those expressly waived pursuant hereto or otherwise disclosed in writing to Agent. The Borrower acknowledges that the Banks are relying on the foregoing representation and warranty in making their decision to enter into this Amendment.
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     9. Outstanding Indebtedness: Waiver of Claims. The Borrower hereby acknowledges and agrees that as of January 6, 2000 the outstanding principal amount of the Loan is $104,048,336.15 and that such principal amount is payable pursuant to the Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind. The Borrower hereby further acknowledges that it has no Claims (as hereinafter defined) against the Agent, the Issuing Bank or the Banks and their respective employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, subsidiary corporations, parent corporations and related corporate divisions and their respective successors and assigns (all of the foregoing being the "Indemnified Persons") and hereby waives, releases, remises and forever discharges Agent, the Issuing Bank, each Bank and each other Indemnified Person from any and all Claims of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any Indemnified Person prior to and including the date hereof, and in any way directly or indirectly arising out of or in any way connected to the Credit Agreement or any other Loan Document. For purposes hereof, "Claims" shall mean all liabilities, obligations, losses, damages, penalties, actions, judgements, suits or claims which may be instituted or asserted against or incurred by such Indemnified Person as the result of credit having been extended under the Credit Agreement or any other Loan Document or otherwise arising in connection with the transactions contemplated thereunder.

     10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     11. Effectiveness. This Amendment shall become effective upon receipt by the Agent of nine original copies of this Amendment duly executed and delivered by the borrower, the Agent, the Issuing Bank and the Majority Banks and acknowledged by the Guarantors listed on the signature pages hereto.

     12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of date and year first above written.



                                        NEW AMERICAN HEALTHCARE CORPORATION


                                        By:
                                           ------------------------------------
                                        Name:
                                        Title:


                                        TORONTO DOMINION (TEXAS), INC.,
                                        As Agent and a Bank


                                        By: /s/ Jano Mott
                                           ------------------------------------
                                        Name: Jano Mott
                                        Title: Vice President


                                        THE TORONTO-DOMINION BANK,
                                        as Issuing Bank


                                        By: /s/ Jano Mott
                                           -------------------------------------
                                        Name: Jano Mott
                                        Title: Mgr. Syndications & Credit Admin.


                                        BANK OF AMERICA, N.A. f/k/a
                                        NATIONSBANK, N.A.


                                        By: /s/ Charles A. Kerr
                                           -------------------------------------
                                        Name: Charles A Kerr
                                        Title: Managing Director


                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:




                                        FIRST UNION NATIONAL BANK



                                        By: /s/ Harvey R. Horowitz
                                           -------------------------------------
                                        Name: Harvey R. Horowitz
                                        Title: Vice President


                                        FIRST AMERICAN NATIONAL BANK


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        NATIONAL CITY BANK OF KENTUCKY


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        BANK ONE, N.A.





                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                        FIRST UNION NATIONAL BANK


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        FIRST AMERICAN NATIONAL BANK


                                        By: /s/ Samuel Ballesteros
                                           -------------------------------------
                                        Name: Samuel Ballesteros
                                        Title: Senior Vice President


                                        NATIONAL CITY BANK OF KENTUCKY


                                        By: /s/ Jerrol Z. Miles
                                           -------------------------------------
                                        Name: Jerrol Z. Miles
                                        Title: Senior Vice President


                                        BANK ONE, N.A.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        AMSOUTH BANK


                                        By: /s/ Samuel Ballesteros
                                           -------------------------------------
                                        Name: Samuel Ballesteros
                                        Title: Senior Vice President

The undersigned Guarantors hereby (i) acknowledge and consent to the amendments and the waivers to the Credit Agreement effected by this Amendment and (ii) confirm and agree that their obligations under their respective Guarantors shall continue without any diminution thereof and shall remain in full force and effect on and after the effectiveness of this Amendment.

NAHC OF MISSOURI, INC.
NAHC OF TEXAS, INC.
NAHC II OF TEXAS, INC.
NAHC FINANCIAL, INC.
NAHC OF IOWA, INC.
NAHC OF OREGON, INC.
NAHC II OF OREGON, INC.
NAHC III OF OREGON, INC.
NAHC OF WYOMING, INC.
NAHC COMPANY, INC.
NAHC GEORGIA HOLDINGS, INC.
NAHC OF MISSISSIPPI, INC.
NAHC OF WASHINGTON, INC.
MEMORIAL HOSPITAL OF ADEL, INC.


By: /s/ Dana C. McLendon, Jr.
   --------------------------------
Name: Dana C. McLendon, Jr.
Title: Vice President-Secretary


NAHC LIMITED PARTNERSHIP
By: New American Healthcare Corporation,
     Its General Partner

By: /s/ Dana C. McLendon, Jr.
   ---------------------------------
   Senior Vice President - CAO

     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of date and year first above written.



                                        NEW AMERICAN HEALTHCARE CORPORATION


                                        By: /s/ Dana C. McLendon, Jr.
                                           -------------------------------------
                                        Name: Dana C. McLendon, Jr.
                                        Title: Senior Vice President - CAO


                                        TORONTO DOMINION (TEXAS), INC.
                                        As Agent and a Bank


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        THE TORONTO-DOMINION BANK,
                                        as Issuing Bank


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        BANK OF AMERICA, N.A. f/k/a
                                        NATIONSBANK, N.A.

WELSH, CARSON, ANDERSON & STOWE VII, L.P.
By: WCAS VII Partners,
    as General Partner


By: /s/ Paul Queally
   ----------------------------------
Name: Paul Queally
Title: General Partner